UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2021

Aeva Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

650-481-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AEVA	New York Stock Exchange
Warrants to purchase one share of common stock	AEVAW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Aeva” and the “Company” refer to Aeva Technologies, Inc., a Delaware corporation (f/k/a InterPrivate Acquisition Corp.), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “InterPrivate” refer to InterPrivate Acquisition Corp. prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Consent Solicitation Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal – The Business Combination” and “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on pages 100 and 117, respectively, of the proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Consent Solicitation Statement/Prospectus”) as filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021 by InterPrivate, InterPrivate entered into that certain Business Combination Agreement (the “Business Combination Agreement”), dated November 2, 2020, with WLLY Merger Sub Corp., a Delaware corporation and newly formed, direct, wholly-owned subsidiary of InterPrivate (“Merger Sub”), and Aeva, Inc., a Delaware corporation (“Legacy Aeva”). Pursuant to the Business Combination Agreement, Merger Sub was merged with and into Legacy Aeva, with Legacy Aeva surviving the merger as a direct, wholly-owned subsidiary of InterPrivate (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

On March 11, 2021, InterPrivate held a special meeting of stockholders (the “Special Meeting”), at which the InterPrivate stockholders considered and voted on, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Transactions.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on March 12, 2021, the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

On March 12, 2021, the Company, certain stockholders of InterPrivate (the “Sponsor Holders”) and certain stockholders of Legacy Aeva (collectively with the Sponsor Holders, the “Holders”) entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights and Lock-Up Agreement”).

Pursuant to the terms of the Registration Rights and Lock-Up Agreement, the Company is obligated to file a registration statement to register the resale of certain securities of the Company held by the Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, to sell all or any portion of their registrable securities in an underwritten offering so long as the total offering price is reasonably expected to exceed $30 million. The Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provides for the securities of the Company held by Adage Capital Partners, LP, Canaan XI L.P., Lux Co-Investment Opportunities, L.P., Lux Ventures IV, L.P., Soroush Salehian Dardashti and Mina Rezk to be locked-up for a period of one-hundred eighty (180) days following the Closing, while fifty percent (50%) of the shares of the Company’s common stock initially purchased by the InterPrivate Acquisition Management LLC, a Delaware limited liability company (the “Sponsor”), in a private placement in August 2019 will be locked-up until the earlier of (i) one (1) year following March 12, 2021 or (ii) the date on which the sale price of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within any 30-day trading period, and the other fifty percent (50%) of the securities of the Company held by the Sponsor shall be locked-up until one (1) year following March 12, 2021.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 to this Report, and incorporated herein by reference.

Stockholders Agreement

In connection with the Closing, InterPrivate, the Sponsor and certain stockholders of the Company (such stockholders, the “Key Stockholders”) entered into that certain Stockholders Agreement, dated March 12, 2021 (the “Stockholders Agreement”), to provide for certain governance matters relating to the Company.

Pursuant to the terms of the Stockholders Agreement, the size of the Board is set at seven members and initially consists of five directors, with two vacancies (the “Initial Board”). At least three of the independent directors meet the independence requirements under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to service on the audit committee of the board (each, an “Audit Committee Qualified Director”). The Initial Board consists of: (i) Mr. Dardashti; (ii) Mr. Rezk; (iii) the independent director designated by Lux (the “Lux Director”), Shahin Farshchi; (iv) the Audit Committee Qualified Director designated by Canaan (the “Canaan Director”), Hrach Simonian; and (v) the Audit Committee Qualified Director designated by the Sponsor (the “IPV Director”), Ahmed M. Fattouh. The two vacancies on the Board will be filled by individuals (each, an “Aeva Founders Nominated Director”) nominated by Messrs. Dardashti and Rezk (the “Aeva Founders”), one of whom shall include an Audit Committee Qualified Director (the “Audit Committee Qualified Aeva Founders Director”) and both of whom shall be subject to the approval of the remaining members of the Board. The Board is classified into three classes at the Closing, with the directors serving staggered three-year terms as follows:

(i) Class I Directors (initial term through the 2022 annual meeting of stockholders): The IPV Director and the Audit Committee Qualified Aeva Founders Director;

(ii) Class II Directors (initial term through the 2023 annual meeting of stockholders): The Lux Director and the Canaan Director; and

(iii) Class III Directors (initial term through the 2024 annual meeting of stockholders): The Aeva Founders and an Aeva Founders Nominated Director.

Subject to the rules of the New York Stock Exchange (“NYSE”), from and after March 12, 2021, each Aeva Founder is entitled to nominate himself to continue to serve on the Board until such time as he holds less than 5% of the outstanding common stock of the Company (or his earlier death or incapacity), and the Company will include such nominees in its proxy materials for each applicable meeting of stockholders and, subject to applicable law and the exercise of fiduciary duties, recommend to the Company stockholders that each such nominee be elected at such meeting. Mr. Rezk will serve as Chairman of the Board for so long as he is a director. In the event Mr. Rezk is no longer a director, then Mr. Salehian will serve as the Chairman of the Board so long as he is a director.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 10.2 to this Report, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described above, on March 11, 2021, InterPrivate held the Special Meeting, at which the InterPrivate stockholders considered and voted in favor of, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Transactions. On March 12, 2021, the parties consummated the Business Combination (the “Closing” and such date the “Closing Date”). In connection with the Closing, the Company changed its name from InterPrivate Acquisition Corp. to Aeva Technologies, Inc.

Holders of an aggregate of 30,874 shares of InterPrivate common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from InterPrivate’s initial public offering, calculated as of two (2) business days prior to the consummation of the Business Combination, which was approximately $10.07 per share, or $310,828.83 in the aggregate.

As a result of the Business Combination, each share of Legacy Aeva common stock outstanding immediately prior to the effective time of the Business Combination (including shares of Legacy Aeva common stock issued upon conversion of Legacy Aeva preferred stock immediately prior to the Closing) was converted into the right to receive approximately 9.08 shares of the Company’s common stock.

Pursuant to subscription agreements entered into in connection with the Business Combination Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 28,168,478 newly-issued shares of the Company’s common stock at a purchase price of $10.00 per share, $11.50 per share or $16.00 per share, as applicable, for an aggregate purchase price of $320,000,000.02 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of public shares as described above and the consummation of the PIPE Investment, there are 211,042,833 shares of the Company’s common stock issued and outstanding as of the date of this Report.

The Company’s common stock and warrants commenced trading on the NYSE under the symbols “AEVA” and “AEVAW,” respectively, on March 15, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $310,828.83 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $242.8 million remained in the trust account. The remaining amount in the trust account was used to fund expenses incurred by Aeva and InterPrivate in connection with the Business Combination and will be used for general corporate purposes of the Company following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report, including the documents incorporated by reference into this Report, includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company. Factors that may impact such forward-looking statements include:

•	the ability to maintain the listing of the shares of common stock of the Company on the NYSE;

•

the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates and plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure;

•	the ability of the Company to grow and manage growth profitably and retain its key employees;

•	the ability to implement business plans, forecasts and other expectations and identify and realize additional opportunities;

•	the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates;

•

the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so;

•	costs related to being a public company;

•	the risk that the Company may never achieve or sustain profitability;

•	the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services;

•	the risk that the Company is unable to secure or protect its intellectual property;

•	the impact of the COVID-19 pandemic on the financial condition and results of operations of the Company;

•	the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; and

•	other risks and uncertainties described in the Proxy Statement/Consent Solicitation Statement/Prospectus, including those under the section entitled “Risk Factors.”

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Information About Aeva” beginning on page 164 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 38 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 28 of the Proxy Statement/Consent Solicitation Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of InterPrivate is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Selected Historical Financial Information of InterPrivate” and “InterPrivate Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 32 and 231 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and InterPrivate, and to Exhibits 99.2 and 99.3, all of which are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the pro forma financial information of the Company and Exhibit 99.4, all of which are incorporated herein by reference.

Properties

The facilities of the Company are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Information About Aeva” beginning on page 164 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. In computing the number of shares of the Company’s common stock beneficially owned by a person or entity and the percentage ownership, the Company deemed outstanding shares of its common stock subject to options and warrants held by that person or entity that are currently exercisable or exercisable within 60 days of the Closing Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Unless otherwise noted, the address of each beneficial owner is c/o Aeva Technologies, Inc., 555 Ellis Street, Mountain View, CA 94043.

The beneficial ownership of the Company’s common stock is based on 211,042,833 shares of common stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Entities affiliated with Lux Ventures IV, L.P. (1)	31,344,005	14.9%
Canaan XI, L.P(2)	20,550,196	9.7%
Entities affiliated with Sylebra Capital Limited(3)	18,052,039	8.6%
Directors and Named Executive Officers:
Soroush Salehian Dardashti(4)	26,760,274	12.6%
Mina Rezk(5)	49,753,401	23.5%
Saurabh Sinha	—	—
Shahin Farshchi	—	—
Hrach Simonian	—	—
Ahmed M. Fattouh(6)	7,014,121	3.3%
Directors and executive officers as a group (6 individuals)	83,527,796	39.6%

(1)

Consists of (a) 29,384,634 shares held by Lux Ventures IV, L.P. and (b) 1,959,371 shares (including 500,000 November 2020 PIPE Shares) held by Lux Co-Invest Opportunities, L.P. Lux Venture Partners IV, LLC is the general partner of Lux Ventures IV, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures IV, L.P. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Co-Invest Opportunities, L.P. Peter Hebert and Josh Wolfe are the individual managing members of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC (the “Individual Lux Managers”). The Individual Lux Managers, as the sole managers of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures IV, L.P. and Lux Co-Invest Opportunities, L.P. Each of Lux Venture Partners IV, LLC, Lux Co-Invest Partners, LLC and the Individual Lux Managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(2)

Consists of 20,550,196 shares (including 500,000 November 2020 PIPE Shares) held by Canaan XI, L.P. Canaan Partners XI LLC is the general partner of Canaan XI L.P. and may be deemed to have sole investment and voting power over the shares held by Canaan XI L.P. Investment, voting and dispositive decisions with respect to the shares held by Canaan XI L.P. are made by the managers of Canaan Partners XI LLC, collectively. None of the managers of Canaan Partners XI LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by Canaan XI L.P. The address for Canaan XI L.P. is 285 Riverside Avenue, Suite 250, Westport, CT 06880.

(3)

Includes an aggregate of 16,168,478 December 2020 PIPE Shares subscribed for by BEMAP Master Fund Ltd., Blackwell Partners LLC — Series A, Sylebra Capital Parc Master Fund and Sylebra Capital Partners Master Fund, Ltd. (together, “Sylebra Capital”). Sylebra Capital Limited may be deemed to have sole investment and voting power over the shares held by Sylebra Capital pursuant to investment management agreements with each Sylebra Capital entity. No Sylebra Capital entity has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by such entity. The address for BEMAP Master Fund Ltd., Sylebra Capital Parc Master Fund and Sylebra Capital Partners Master Fund, Ltd. is c/o Sylebra Capital Limited, 20th Floor, 28 Hennessy Road, Wanchai, Hong Kong; whereas the address for Blackwell Partners LLC — Series A is 280 S. Mangum Street, Suite 210 Durham, NC 27701.

(4)	Consists of (a) 24,275,340 shares held directly by Mr. Salehian and (b) 2,484,934 shares subject to options exercisable within 60 days of Closing.
(5)	Consists of (a) 45,133,344 shares held directly by Mr. Rezk and (b) 4,620,057 shares subject to options exercisable within 60 days of Closing.
(6)

Represents (i) 6,789,121 shares, including 250,540 shares underlying warrants that are exercisable within 30 days of the Closing, held by InterPrivate Acquisition Management LLC, the Sponsor, of which InterPrivate Capital LLC is sole manager, and (ii) 225,000 shares beneficially held by InterPrivate Capital LLC, including 75,000 shares underlying warrants that are exercisable within 30 days of the Closing. InterPrivate Capital LLC is a wholly owned subsidiary of InterPrivate LLC, an entity controlled by Ahmed M. Fattouh Accordingly, all securities held by the Sponsor and InterPrivate Capital LLC may ultimately be deemed to be beneficially held by Mr. Fattouh.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 239 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of InterPrivate stockholders from the Special Meeting, the following persons will constitute the Board effective upon the Closing: Messrs. Dardashti, Rezk, Fattouh, Farshchi and Simonian. Brandon C. Bentley, Jeffrey A. Harris, Pietro Cinquegrana and Matthew Luckett resigned as directors of InterPrivate. As described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination—Management and Board of Directors,” which is incorporated herein by reference, there are two vacancies on the Board. Both vacancies will be filled by the individuals nominated by Messrs. Dardashti and Rezk, one of whom shall include an Audit Committee Qualified Director and both of whom shall be subject to the approval of a majority of the Board.

Mr. Fattouh was appointed to serve as a Class I director, with his term expiring at the Company’s 2022 annual meeting of stockholders; Messrs. Farshchi and Simonian were appointed to serve as Class II directors, with terms expiring at the Company’s 2023 annual meeting of stockholders; and Messrs. Salehian and Rezk were appointed to serve as Class III directors, with terms expiring at the Company’s 2024 annual meeting of stockholders. Biographical information for these individuals, other than Mr. Fattouh, is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 239, which is incorporated herein by reference. Biographical information for Mr. Fattouh is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Information about InterPrivate — Directors and Executive Officers,” beginning on page 224, which is incorporated herein by reference.

Independence of Directors

NYSE listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Farshchi, Simonian and Fattouh are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Messrs. Farshchi, Simonian and Fattouh to serve on the Audit Committee, with Mr. Simonian as chair. The Board appointed Messrs. Farshchi, Simonian and Fattouh to serve on the Compensation Committee, with Mr. Simonian as chair. The Board appointed Messrs. Farshchi, Simonian and Fattouh to serve on the Nominating and Corporate Governance Committee, with Mr. Farshchi as chair.

Executive Officers

Effective as of the Closing, each of Ahmed M. Fattouh, Alan Pinto, Brian Pham, Brandon Bentley and Minesh Patel resigned as Chief Executive Officer, Senior Vice President, Senior Vice President, General Counsel and Vice President, respectively. Effective as of the Closing, the Board appointed Mr. Dardashti to serve as Chief Executive Officer, Mr. Rezk to serve as President, Chief Technology Officer and Chairman and Saurabh Sinha to serve as Chief Financial Officer. Biographical information for Messrs. Salehian, Rezk and Sinha is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 239, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Management of The Post-Combination Company Following the Business Combination—Compensation of Directors and Officers” and “Aeva’s Executive and Director Compensation” beginning on pages 243 and 185 thereof, respectively, and are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Certain Aeva Relationships and Related Party Transactions” and “Certain InterPrivate Relationships and Related Party Transactions” beginning on pages 200 and 236 thereof, respectively, and are incorporated herein by reference.

Risk Oversight

Our risk management oversight is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination—Risk Oversight” beginning on page 243 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Consent Solicitation Statement/Prospectus titled “Information About Aeva—Legal Proceedings” beginning on page 182, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

The market price of and dividends on InterPrivate’s common equity, warrants and units and related stockholder matters is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the Section entitled “Market Price and Dividend Information” beginning on page 256 thereof and that information is incorporated herein by reference.

As of the Closing Date and following the consummation of the Business Combination, the Company had approximately 211,042,833 shares of Company’s common stock issued and outstanding held of record by 91 holders.

Prior to the Closing, the Company’s publicly traded units, common stock and warrants were listed on the NYSE under the symbols “IPV.U,” “IPV,” and “IPV WS,” respectively. Upon the Closing, the Company’s common stock and warrants were listed on NYSE under the symbols “AEVA” and “AEVAW,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and were delisted from the NYSE.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends by the Company in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends will be within the discretion of the Board at such time. The Company’s ability to declare dividends may also be limited by restrictive covenants pursuant to any debt financing agreements.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment, the Company had 211,042,833 shares of common stock outstanding held of record by 91 holders and 0 shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 5—The Incentive Award Plan Proposal” beginning on page 157 thereof, which is incorporated herein by reference.

At the Special Meeting, InterPrivate stockholders approved the Aeva Technologies, Inc. 2021 Incentive Award Plan (the “Aeva 2021 Plan”) and the material terms thereunder, including the authorization of the initial share reserve thereunder.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the Company’s common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of the Post-Combination Company’s Securities” beginning on page 244 thereof and that information is incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation was approved by InterPrivate’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of the Post-Combination Company’s Securities—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 249 thereof and that information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in InterPrivate’s certifying accountant, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The disclosure under Item 2.01 of this Report is incorporated herein by reference. In addition, at the Closing, the Sponsor exercised its right to convert the working capital loans made by the Sponsor to the Company into an additional 75,000 private placement warrants and 150,000 shares of the Company’s common stock to an affiliate of the Sponsor in satisfaction of $1.5 million principal amount of such loans.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 18, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of Legacy Aeva prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm following the consummation of the Business Combination.

Marcum’s report on the Company’s financial statements as of December 31, 2020 and 2019 and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 and the period from August 16, 2019 (inception) through December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report of Marcum on the Company’s financial statements contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company’s cash and working capital as of December 31, 2020 were not sufficient to complete its planned activities.

During the period from August 16, 2019 (inception) through December 31, 2020, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

During the year period from August 16, 2019 (inception) to December 31, 2019 and the year ended December 31, 2020, the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Report.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In recognition of their significant contributions to Aeva in connection with the Closing, Soroush Salehian Dardashti, Mina Rezk and Saurabh Sinha were each awarded a cash transaction bonus of $1,000,000, $1,000,000 and $100,000, respectively.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 of this Report is incorporated herein by reference.

As previously disclosed, at the Special Meeting, the stockholders of InterPrivate considered and approved the Aeva 2021 Plan which became effective immediately upon the Closing. A description of the Aeva 2021 Plan is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 5—The Incentive Award Plan Proposal” beginning on page 157 thereof, which is incorporated herein by reference.

The foregoing description of the Aeva 2021 Plan is qualified in its entirety by the full text of the Aeva 2021 Plan and the related forms of award agreements under the Aeva 2021 Plan, which are attached hereto as Exhibits 10.13, 10.14 and 10.15, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2021, in connection with the consummation of the Transactions, the Company amended and restated its certificate of incorporation effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Consent Solicitation Statement/Prospectus under the sections titled “Proposal No. 2—The Charter Amendment Proposal,” “Proposal Nos. 3A-3H—The Governance Proposals,” “Comparison of Aeva Stockholders’ Rights” and “Description of the Post-Combination Company’s Securities” beginning on pages 145, 154, 205 and 244 of the Proxy Statement/Consent Solicitation Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 100 thereof, which is incorporated herein by reference.

Item 8.01. Other Events.

On March 12, 2021, the parties issued joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Aeva for the years ended December 31, 2020 and 2019 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Business Combination Agreement, dated as of November 2, 2020, by and among InterPrivate, Merger Sub and Legacy Aeva.	S-4	2.1	12/3/20

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Specimen Common Stock Certificate.	S-1	4.2	1/24/20

4.2	Specimen Warrant Certificate.	S-1	4.3	1/24/20

4.3	Warrant Agreement, dated February 3, 2020, by and between InterPrivate and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	2/6/20

10.1	Registration Rights and Lock-up Agreement, dated as of March 12, 2021, by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Aeva named therein.

10.2	Stockholders Agreement, dated as of March 12, 2021, by and among the Company and certain stockholders of the Company named therein.

10.3	Stockholder Support Agreement, dated as of November 2, 2020, by and among the Company, Merger Sub and certain stockholders of Legacy Aeva party thereto.	S-4	10.1	12/3/20

10.4	Form of Subscription Agreement.	S-4	10.2	12/3/20

10.5	Form of Director and Officer Indemnification Agreement.	S-4	10.12	12/3/20

10.6#	Aeva, Inc. 2016 Stock Incentive Plan.	S-4	10.13	12/3/20

10.7#	Form of Stock Option Award Agreement under Aeva, Inc. 2016 Stock Incentive Plan.	S-4	10.14	12/3/20

10.8#	Form of Restricted Stock Purchase Award Agreement under Aeva, Inc. 2016 Stock Incentive Plan.	S-4	10.15	12/3/20

10.9#	Aeva, Inc. 2020 Incentive Award Plan.	S-4	10.16	12/3/20

10.10#	Offer Letter by and between Aeva, Inc. and Soroush Salehian Dardashti dated December 15, 2016.	S-4	10.17	12/3/20

10.11#	Offer Letter by and between Aeva, Inc. and Mina Rezk dated December 15, 2016.	S-4	10.18	12/3/20

10.12#	Offer Letter by and between Aeva, Inc. and Saurabh Sinha dated September 29, 2020.	S-4	10.19	12/3/20

10.13#	Aeva Technologies, Inc. 2021 Incentive Award Plan.

10.14#	Form of Stock Option Award Agreement under Aeva Technologies, Inc. 2021 Stock Incentive Plan.

10.15#	Form of Restricted Stock Purchase Award Agreement under Aeva Technologies, Inc. 2021 Stock Incentive Plan.

16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated March 18, 2021.

21.1	Subsidiaries of the Company.

99.1	Press release dated March 12, 2021.

99.2	Audited financial statements of Legacy Aeva for the years ended December 31, 2020 and 2019.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the year ended December 31, 2020.

99.4	Unaudited pro forma condensed combined financial information.

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeva Technologies, Inc.

Date: March 18, 2021	By:	/s/ Soroush Salehian Dardashti
	Name:	Soroush Salehian Dardashti
	Title:	Chief Executive Officer